Exhibit 10.97
EXECUTION VERSION

SECURITY AGREEMENT
dated as of
March 22, 2010,
among
ALION SCIENCE AND TECHNOLOGY CORPORATION,
the Subsidiaries of ALION SCIENCE AND TECHNOLOGY CORPORATION
identified herein
and
WILMINGTON TRUST COMPANY
as Collateral Agent
for the Secured Parties referred to herein

TABLE OF CONTENTS

		Page

	ARTICLE I

	Definitions

SECTION 1.01.	Credit Agreement and Indenture	2
SECTION 1.02.	Other Defined Terms	2

	ARTICLE II

	Pledge of Securities

SECTION 2.01.	Pledge	8
SECTION 2.02.	Delivery of the Pledged Collateral	9
SECTION 2.03.	Representations, Warranties and Covenants	9
SECTION 2.04.	Certification of Limited Liability Company Interests and Limited Partnership Interests	10
SECTION 2.05.	Registration in Nominee Name; Denominations	10
SECTION 2.06.	Voting Rights; Dividends and Interest, etc	10

	ARTICLE III

	Security Interests in Personal Property

SECTION 3.01.	Security Interest	13
SECTION 3.02.	Representations and Warranties	14
SECTION 3.03.	Covenants	16
SECTION 3.04.	Other Actions	19
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	22

	ARTICLE IV

	Remedies

SECTION 4.01.	Remedies upon Default	23
SECTION 4.02.	Application of Proceeds	25
SECTION 4.03.	Grant of License to Use Intellectual Property	25
SECTION 4.04.	Securities Act, etc	26

	ARTICLE V

	Miscellaneous

SECTION 5.01.	Notices	26
SECTION 5.02.	Security Interest Absolute	27

2

Schedules

Schedule I	Subsidiary Grantors
Schedule II	Capital Stock; Debt Securities
Schedule III	Intellectual Property
Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate

     SECURITY AGREEMENT dated as of March 22, 2010, among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), the subsidiaries of the Company identified herein and WILMINGTON TRUST COMPANY, as collateral agent for the Secured Parties (as defined below) (in such capacity, the “Collateral Agent”).
PRELIMINARY STATEMENT
          Reference is made to (i) the Credit Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”), (ii) the Indenture dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the guarantors party thereto and Wilmington Trust Company, as trustee (in such capacity, together with any successor trustee, the “Trustee”) and (iii) the Intercreditor Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Company, the other grantors party thereto, the Administrative Agent, the Trustee and the Collateral Agent.
          Pursuant to the Credit Agreement, the Grantors (such term and each other capitalized term used but not defined in this preliminary statement having the meaning given or ascribed to it in Article I) are entering into this Agreement in order to grant to the Collateral Agent (for the ratable benefit of the Bank Secured Parties), a security interest in the Collateral to secure their respective Obligations. Pursuant to the Indenture, the Grantors are entering into this Agreement in order to grant to the Collateral Agent (for the ratable benefit of the Notes Secured Parties), a security interest in the Collateral to secure their respective Obligations. Pursuant to the Additional Agreements (if any), the Grantors are entering into this Agreement in order to grant to the Collateral Agent (for the ratable benefit of the Additional Lenders (as defined in the respective applicable Additional Authorized Representative Joinder Agreement) (if any)) a security interest in the Collateral to secure their respective Additional Obligations (as defined herein).
          It is a condition precedent to the extension and maintenance of credit to the Company under the Credit Agreement and the purchase of the Notes by the Holders under the Indenture that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.
          Each Subsidiary Grantor is an affiliate of the Company, will derive substantial benefits from the transactions contemplated by the Indenture Documents, the Loan Documents and the Additional Agreements (if any) (together, the “Finance Documents”) and is willing to execute and deliver this Agreement in order to induce the Secured Parties to enter into the same. Accordingly, the parties hereto agree as follows:

ARTICLE I
Definitions
          SECTION 1.01. Credit Agreement and Indenture. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement, the Indenture or the Intercreditor Agreement, as applicable, with the Credit Agreement controlling, in the event of discrepancies. All terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC.
          (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.
          SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “Account” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Account Debtor” shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.
          “Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.
          “Additional Agreements” shall have the meaning assigned to such term in the Intercreditor Agreement.
          “Additional Authorized Representative Joinder Agreement” shall mean the document required to be delivered by an Additional Secured Party pursuant to Section 5.02(c) of the Intercreditor Agreement.
          “Additional Lenders” shall mean the holders of any Additional Obligations.
          “Additional Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.
          “Additional Secured Party” shall have the meaning assigned to such term in Section 5.16.
          “Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

          “Agents” shall mean the Administrative Agent and the Trustee.
          “Agreement” shall mean this Security Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
          “Article 9 Collateral” shall have the meaning assigned to such term in Section 3.01.
          “Bank Obligations” shall have the meaning assigned to such term in the Credit Agreement.
          “Bank Secured Parties” shall have the meaning assigned to such term in the Credit Agreement.
          “Bankruptcy Default” shall mean an event of default under (a) paragraph (g) or (h) of Article VII of the Credit Agreement, (b) Section 6.01(7) or (8) of the Indenture or (c) any comparable provision of any Additional Agreement or other Finance Document.
          “Chattel Paper” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.
          “Collateral Agent” shall have the meaning assigned to such term in the preamble.
          “Collateral Agent Obligations” shall mean any and all obligations of a Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise, owed to the Collateral Agent pursuant to the terms of this Agreement or any other Finance Document.
          “Commercial Tort Claim” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Commodity Intermediary” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Company” shall have the meaning assigned to such term in the preamble.
          “Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          “Copyrights” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.
          “Credit Agreement” shall have the meaning assigned to such term in the preliminary statement.
          “Deemed Dividend Problem” shall mean, with respect to any Foreign Subsidiary, all or any portion of such Foreign Subsidiary’s accumulated and undistributed earnings and profits being deemed to be repatriated to the Company or the applicable parent Domestic Subsidiary for U.S. federal income tax purposes and the effect of such repatriation causing adverse tax consequences to the Company or such parent Domestic Subsidiary, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.
          “Deposit Account” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Electronic Chattel Paper” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Entitlement Holder” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.
          “Entitlement Order” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.
          “Equipment” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such equity interests or such convertible or exchangeable obligations.
          “Federal Securities Laws” shall have the meaning assigned to such term in Section 4.04.
          “Financial Asset” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.

          “Financial Assistance Problem” shall mean, with respect to any Foreign Subsidiary, the inability of such Foreign Subsidiary to become a Grantor or to permit its Equity Interests from being pledged to the Collateral Agent on account of legal or financial limitations imposed by the jurisdiction of organization of such Foreign Subsidiary or other relevant jurisdictions having authority over such Foreign Subsidiary, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.
          “Finance Documents” shall have the meaning assigned to such term in the preliminary statement.
          “General Intangibles” shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.
          “Grantors” shall mean the Company and the Subsidiary Grantors.
          “Holders” shall mean the holders of the Notes issued under the Indenture.
          “Indenture” shall have the meaning assigned to such term in the preliminary statement.
          “Instrument” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Intellectual Property” shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
          “Intercreditor Agreement” shall have the meaning assigned to such term in the preliminary statement.
          “Inventory” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.

          “Investment Property” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Lenders” shall have the meaning assigned to such term in the preliminary statement.
          “Letter-of-Credit Right” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those material Licenses listed on Schedule III.
          “New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.
          “Notes” shall mean the Company’s 12% notes due 2014, issued pursuant to the Indenture.
          “Notes Obligations” shall mean the “Notes Obligations” as defined in the Indenture.
          “Notes Secured Parties” shall mean the Holders and the Trustee.
          “Obligations” shall mean (a) the Bank Obligations, (b) the Notes Obligations, (c) the Collateral Agent Obligations and (d) the Additional Obligations.
          “Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.
          “Patents” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.
          “Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two Responsible Officers of the Company.

          “Pledged Collateral” shall have the meaning assigned to such term in Section 2.01.
          “Pledged Debt Securities” shall have the meaning assigned to such term in Section 2.01.
          “Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.
          “Pledged Stock” shall have the meaning assigned to such term in Section 2.01.
          “Proceeds” shall have the meaning assigned to such term in Section 9-102 of the New York UCC.
          “Secured Parties” shall mean the Bank Secured Parties, the Notes Secured Parties and the Collateral Agent.
          “Securities Account” shall have the meaning assigned to such term in Section 8-501 of the New York UCC.
          “Securities Intermediary” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.
          “Security” shall have the meaning assigned to such term in Section 8-102 of the New York UCC.
          “Security Interest” shall have the meaning assigned to such term in Section 3.01.
          “Subsidiary Grantor” shall mean (a) Subsidiaries identified on Schedule I hereto as Subsidiary Grantors and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Grantor after the date hereof
          “Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.
          “Trademarks” shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.
          “Trustee” shall have the meaning assigned to such term in the preliminary statement.
ARTICLE II
Pledge of Securities
          SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns (on behalf of the Secured Parties) and hereby grants to the Collateral Agent, its successors and assigns (on behalf of the Secured Parties), a first-priority security interest in, all of such Grantor’s right, title and interest in, to and under (a) Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II) and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary to the extent that a pledge of 100% of the voting Equity Interests of such Foreign Subsidiary would cause a Deemed Dividend Problem or a Financial Assistance Problem, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (collectively referred to herein as the “Pledged Debt Securities”), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01, (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).
          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns (on behalf of the Secured Parties), forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

          SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.
          (b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities in excess of $200,000.
          (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.
          SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent (on behalf of the Secured Parties) that:
          (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;
          (b) except for the security interests granted hereunder, each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement and the Indenture, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens (other than the Liens created by this Agreement and Liens permitted by the Credit Agreement and the Indenture), (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Liens permitted by the Credit Agreement and the Indenture and transfers made in compliance with the Credit Agreement and the Indenture, and (iv) subject to Section 2.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;
          (c) except for restrictions and limitations imposed by the Finance Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and, other than the Liens permitted by the Credit Agreement and the Indenture, none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;
          (d) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons whomsoever;
          (e) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);
          (f) by virtue of the execution and delivery of this Agreement by each Grantor, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and
          (g) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.
          SECTION 2.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.
          SECTION 2.05. Registration in Nominee Name; Denominations. The Collateral Agent (on behalf of the Secured Parties) shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.
          SECTION 2.06. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default under any Finance Document shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of a Bankruptcy Default):
     (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged

Securities or any part thereof for any purpose consistent with the terms of this Agreement and the other Finance Documents; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or any other Finance Document or the ability of the Secured Parties to exercise the same.
     (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.
     (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the Indenture, the other Finance Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment). This paragraph (iii) shall not apply to dividends between or among the Company and the Subsidiary Grantors only of property subject to a perfected security interest under this Agreement; provided that the Company notifies the Collateral Agent in writing, specifically referring to this Section 2.06 at the time of such dividend and takes any actions the Collateral Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Agreement.
          (b) Upon the occurrence and during the continuance of an Event of Default under any Finance Document, after the Collateral Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of each Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by each Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02 and the Intercreditor Agreement. After all Events of Default under all Finance Documents have been cured or waived and each applicable Grantor has delivered to the Agents certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.
          (c) Upon the occurrence and during the continuance of an Event of Default under any Finance Document, after the Collateral Agent shall have notified (or shall be deemed to have notified) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, then all rights of each Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Applicable Authorized Representative, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default under any Finance Document to permit the Grantors to exercise such rights.
          (d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default under any Finance Document has occurred and is continuing.

ARTICLE III
Security Interests in Personal Property
          SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns (on behalf of the Secured Parties), and hereby grants to the Collateral Agent, its successors and assigns (on behalf of the Secured Parties), a first-priority security interest (the “Security Interest”), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):
     (i) all Accounts;
     (ii) all Chattel Paper;
     (iii) all cash and Deposit Accounts;
     (iv) all Documents;
     (v) all Equipment;
     (vi) all General Intangibles;
     (vii) all Instruments;
     (viii) all Inventory;
     (ix) all Investment Property;
     (x) all Letter-of-Credit Rights;
     (xi) all Commercial Tort Claims
     (xii) all books and records pertaining to the Article 9 Collateral; and
     (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.
          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as all assets of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.
          Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent (on behalf of the Secured Parties) as secured party.
          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral (other than the duties expressly created hereunder).
          SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:
          (a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.
          (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the date hereof. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Company to the Administrative Agent or the Trustee after the date hereof in the case of filings, recordings or registrations required to be made after the date hereof under the Finance Documents, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Closing Date to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (on behalf of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed agreement in the form hereof and containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (on behalf of the Secured Parties) in respect of all Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).
          (c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement and Section 4.10 of the Indenture.
          (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement and Section 4.10 of the Indenture. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform

Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement and Section 4.10 of the Indenture. As of the date hereof, no Grantor holds any Commercial Tort Claims except as indicated on the Perfection Certificate.
          SECTION 3.03. Covenants. (a) Except in connection with a transaction permitted by the Finance Documents following which the Liens on the Collateral of such Grantor shall automatically be released, each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identify or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Article 9 Collateral contemplated hereunder. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.
          (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral, and, at such time or times as the Collateral Agent may request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.
          (c) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement, Section 4.10 of the Indenture and the applicable provision of any Additional Agreements (if any), as applicable.

          (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument in excess of $200,000, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.
          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item of a Grantor that may, in the Applicable Authorized Representative’s judgment, constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 10 Business Days after it has been notified by the Collateral Agent, as instructed by the Applicable Authorized Representative, of the specific identification of such Collateral, to advise the Collateral Agent and the Applicable Authorized Representative in writing of any material inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent, as instructed by the Applicable Authorized Representative, of the specific identification of such Collateral.
          (e) The Collateral Agent and such persons as the Collateral Agent may designate shall have the right, at the applicable Grantor’s own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the applicable Grantor’s affairs with the officers of such Grantor and its independent accountants and to verify under reasonable procedures, in accordance with Section 5.07 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, by contacting Account Debtors (only upon the occurrence and during the continuance of an Event of Default under any Finance Document) or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.
          (f) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 6.02 of the Credit Agreement and Section 4.10 of the Indenture, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, the Indenture or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Finance Documents.
          (g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.
          (h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.
          (i) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by Section 6.02 of the Credit Agreement and Section 4.10 of the Indenture. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as expressly permitted by Section 6.05 of the Credit Agreement and Section 4.06 of the Indenture.
          (j) No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

          (k) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default under any Finance Document, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default under any Finance Document, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.
          (l) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.
          SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:
     (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments (other than checks and drafts payable to such Grantor in the ordinary course of business) with a value in excess of $200,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
     (b) Deposit Accounts. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, upon the Collateral Agent’s request, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default under any Finance Document has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein.
     (c) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (b) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default under any Finance Document has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.
     (d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default under any Finance Document has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.
     (e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default under any Finance Document has occurred or is continuing.
     (f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim that has a reasonable possibility of yielding proceeds in excess of $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

          SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit do to any act, whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.
          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.
          (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.
          (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.
          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly notifies (which notice may be given after such filing) the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.
          (f) Each Grantor will take all necessary steps that it deems appropriate under the circumstances and are consistent with the practice in any proceeding before the

United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties; provided that nothing herein shall prevent the Board of Directors of the Company or any Subsidiary Grantor from expanding or reducing a line of business that it deems in its business judgment to be in the best interest of the Company or such Subsidiary Grantor.
          (g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral. Such Grantor may discontinue or settle any such suit or other action if the Grantor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.
          (h) Upon the occurrence and during the continuance of an Event of Default under any Finance Document, each Grantor shall, at the request of the Collateral Agent, use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.
ARTICLE IV
Remedies
          SECTION 4.01. Remedies upon Default. Subject to the provisions of this Section 4.01 and the Intercreditor Agreement, and upon the occurrence and during the continuance of an Event of Default under any Finance Document, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
          The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free (if such agreement cannot reasonably be rescinded) to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default under the Finance Documents shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.
          SECTION 4.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, as provided for in the Intercreditor Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the Intercreditor Agreement. Subject to the Intercreditor Agreement, upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
          SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default under any Finance Document;

provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default under any Finance Document.
          SECTION 4.04. Securities Act, etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. To the extent permitted by applicable law, in the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem commercially reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.
ARTICLE V
Miscellaneous
          SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in

Section 9.01 of the Credit Agreement (with respect to the Bank Secured Parties), Section 12.02 of the Indenture (with respect to the Notes Secured Parties) and the applicable provisions of any Additional Agreements (with respect to the Additional Secured Parties (if any)). All communications and notices hereunder to any Subsidiary Grantor shall be given to it in care of the Company as provided in Section 9.01 of the Credit Agreement, Section 12.02 of the Indenture and the applicable provisions of any Additional Agreements, as applicable.
          SECTION 5.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, the Indenture, any other Finance Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Indenture, any other Finance Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.
          SECTION 5.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Company and its Subsidiaries in the Finance Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Finance Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Finance Documents and the extensions of credit thereunder, regardless of any investigation made by any Secured Party or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty under any Finance Document at the time any such extension of credit occurs, and shall continue in full force and effect (a) with respect to the Bank Obligations, (i) as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated or (ii) the date when all the Bank Secured Parties consent to the termination of this Agreement (b) with respect to the Notes Obligations, until the occurrence of (i) the payment in full of the Notes Obligations (other than contingent or unliquidated obligations or liabilities) or (ii) the date when the Holders of all outstanding Notes issued under the Indenture consent to the termination of this Agreement, (c) with respect to the Liens securing Collateral Agent Obligations, until the occurrence of (i) the payment in full in cash of the Collateral Agent Obligations (other than contingent or unliquidated obligations or liabilities) or (ii) the date when the Collateral Agent consents to the termination of this Agreement and (d) with respect to the Additional Obligations, until the occurrence of (i) the payment in full in cash of the

Additional Obligations (other than contingent or unliquidated obligations or liabilities) or (ii) the date when each Additional Secured Party consents to the termination of this Agreement.
          SECTION 5.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the Credit Agreement and the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.
          SECTION 5.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.
          SECTION 5.06. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense has resulted from such Indemnified Party’s gross negligence or willful misconduct. This clause (a) shall survive termination of this Agreement.
          (b) The Company shall pay to the Collateral Agent from time to time compensation for its services hereunder, as agreed from time to time between the Company and the Collateral Agent. Each Grantor will upon demand pay to the Collateral Agent and the Agents the amount of any and all reasonable out-of-pocket expenses, including the fees and expenses of its counsel and of any experts and agents, that they may incur in connection with (i) the administration of this Agreement, or (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor.

          (c) Each Grantor will upon demand pay to the Collateral Agent and the Agents the amount of any and all out-of-pocket expenses, including the fees and expenses of its counsel in connection with (i) the exercise or enforcement of any of the rights of the Collateral Agent, the Agents or the other Secured Parties hereunder or (ii) the failure by such Grantor to perform or observe any of the provisions hereof
          (d) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 5.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Finance Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Finance Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.06 of the Credit Agreement.
          SECTION 5.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default under any Finance Document, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.
          SECTION 5.08. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF).
          SECTION 5.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent, the Trustee, any Issuing Bank, any Lender, any Holder or any Additional Secured Party in exercising any right or power hereunder or under any other Finance Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent, the Trustee, the Issuing Banks, the Lenders, the Holders and any Additional Secured Party hereunder and under the other Finance Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Finance Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement and Section 9.02 of the Indenture, as applicable.
          SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.
          SECTION 5.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 5.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 5.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 5.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
          SECTION 5.14. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Finance Document, or for recognition or enforcement of any judgment, and each of the Grantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Grantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Finance Document shall affect any right that the Collateral Agent, the Administrative Agent, the Trustee, any Issuing Bank, any Lender or any Holder may otherwise have to bring any action or proceeding relating to this Agreement or any other Finance Document against any Loan Party or its properties in the courts of any jurisdiction.
          (b) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Finance Document in any court referred to in paragraph (a) of this Section. Each of the Grantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (c) Each of the Grantors hereby irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement or any other Finance Document will affect the right of the Collateral Agent to serve process in any other manner permitted by law.
          SECTION 5.15. Termination or Release. (a) Upon (i) the latest of (A) the payment in full in cash of the Obligations that are Bank Obligations other than Obligations with respect to Hedging Agreements (as defined in the Credit Agreement) not yet due and payable and contingent or unliquidated indemnification obligations not yet accrued and payable, (B) the Revolving Credit Maturity Date and (C) the cash collateralization or back-stop (on terms reasonably satisfactory to the Administrative Agent), termination or expiration of all Letters of Credit or (ii) the date when all the Bank Secured Parties consent to the termination of this Agreement, the Lien on all Collateral created under this Agreement that secures the Bank Obligations shall terminate and all rights of the Administrative Agent and the other Bank Secured Parties to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Administrative Agent will, at the applicable Grantor’s expense, execute and deliver or authorize to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (b) Upon the occurrence of (i) the payment in full in cash of the Obligations that are Notes Obligations (other than contingent or unliquidated obligations or liabilities) or (ii) the date when the Holders of all of the Notes then outstanding under the Indenture consent to the termination of this Agreement, the Lien on all Collateral created under this Agreement that secures the Notes Obligations shall terminate and all rights of the Trustee and the other Notes Secured Parties to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Trustee will, at the applicable Grantor’s expense, execute and deliver or authorize to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (c) Upon the occurrence of (i) the payment in full in cash of the Obligations that are Collateral Agent Obligations (other than contingent or unliquidated obligations or liabilities) or (ii) the date when the Collateral Agent consents to the termination of this Agreement, the Lien on all Collateral created under this Agreement that secures the Collateral Agent Obligations shall terminate and all rights of the Collateral Agent to the Collateral shall revert to the applicable Grantor; provided that in the case of clause (i), Liens on the Collateral securing the Collateral Agent Obligations shall not terminate until the Liens on the Collateral securing the Bank Obligations, the Notes Obligations and the Additional Obligations terminate in accordance with clauses (a), (b) and (d), respectively. Upon any such termination, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver or authorize to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (d) Upon the occurrence of (i) the payment in full in cash of the Additional Obligations (if any) as required by the Additional Agreements (if any) or (ii) the date on which each Additional Secured Party consents to the termination of this Agreement, the Lien on all Collateral created under this Agreement that secures the Additional Obligations shall terminate and all rights of the Additional Secured Parties to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Additional Secured Party will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (e) A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement and the Indenture as a result of which such Subsidiary Grantor ceases to be a Subsidiary of the Company.
          (f) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement and the Indenture to any person that is not the Company or a Subsidiary Grantor, upon a release pursuant to Section 2.04(a) of the Intercreditor Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement and Sections 9.02 and 11.02 of the Indenture, the Security Interest in such Collateral shall be automatically released.
          (g) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release including, without limitation, the return of Pledged Collateral and the delivery of UCC-3 termination statements or any similar notice of termination. Any execution and delivery of documents pursuant to this Section 5.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 5.06, the Company shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and disbursements of counsel, incurred by it in connection with any action contemplated by this Section 5.15.
          SECTION 5.16. Additional Grantors; Additional Secured Parties. (a) Pursuant to Section 5.09 of the Credit Agreement and Section 4.12 of the Indenture, each Domestic Subsidiary (other than a Domestic Subsidiary that is an Insignificant Subsidiary) that (i) was not in existence or not a Subsidiary on the Closing Date or (ii) is a Domestic Subsidiary that has ceased being an Insignificant Subsidiary, is required to enter into this Agreement as a Subsidiary Grantor upon becoming such a Subsidiary or ceasing to be an Insignificant Subsidiary, as the case may be. Upon execution and delivery by the Collateral Agent and such Domestic Subsidiary of a supplement in the form of Exhibit A hereto, such Domestic Subsidiary shall become a Subsidiary Grantor hereunder with the same force and effect as if originally named as a Subsidiary Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Subsidiary Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Pursuant to Section 5.09 of the Credit Agreement and Section 4.12 of the Indenture, each Foreign Subsidiary is required to execute and deliver a supplement in the form of Exhibit A if such execution and delivery would not cause a Deemed Dividend Problem or a Financial Assistance Problem with respect to such Foreign Subsidiary.
          (b) Upon the execution and delivery, or authentication, by any person of an Additional Authorized Representative Joinder Agreement pursuant to Section 5.02(c) of the Intercreditor Agreement, (i) such person shall be referred to as an “Additional Secured Party” and shall be and become a Secured Party hereunder, (ii) each reference in this Agreement to “Secured Parties” shall also mean and be a reference to such Additional Secured Party, (iii) each reference in this Agreement of a grant of a security interest in a Grantor’s Collateral to a Secured Party shall also mean a grant of a security interest to the Additional Secured Party, (iv) each reference to the Administrative Agent and/or the Trustee shall be a reference to the Administrative Agent, the Trustee and/or the Additional Secured Party, and (v) each reference to Agents shall be a reference to the Administrative Agent, the Trustee and the Additional Authorized Representative (as defined in the Intercreditor Agreement). Among other things the Additional Authorized Representative Joinder Agreement shall (x) for the avoidance of doubt, appoint the Collateral Agent as the Additional Secured Party’s collateral agent pursuant to reasonable terms and conditions agreed to by the Additional Secured Party and the Collateral Agent, which terms shall not in any event be inconsistent with the provisions of this Agreement, and (y) among other terms define “Obligations”, “Additional Agreements” and “Additional Secured Parties”. The execution and delivery of any such Additional Authorized Representative Joinder Agreement shall not require the consent of any other party to this Agreement providing the Indebtedness secured by such Additional Authorized Representative Joinder Agreement is permitted to be incurred and secured on a pari passu basis with the other Obligations by the Credit Agreement and the Indenture. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new Secured Party to this Agreement.
          SECTION 5.17. Right of Setoff. Subject to the Intercreditor Agreement, if an Event of Default under any Finance Document shall have occurred and is continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.
[Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
by:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

ALION — BMH CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — CATI CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — IPS CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — JJMA CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

[Signature Page to Alion Security Agreement]

ALION — MA&D CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION — METI CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION CANADA (US) CORPORATION,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

HUMAN FACTORS APPLICATIONS, INC.,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

WASHINGTON CONSULTING, INC.,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
by:	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

[Signature Page to Alion Security Agreement]

WILMINGTON TRUST COMPANY, as Collateral Agent,
by:	/s/ Christopher Slaybaugh
	Name:	Christopher Slaybaugh
	Title:	Assistant Vice President

[Signature Page to Alion Security Agreement]

Exhibit A to the
Security Agreement
     SUPPLEMENT NO. [•] dated as of [•], to the Security Agreement dated as of March 22, 2010 (the “Security Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Grantor” and collectively, the “Subsidiary Grantors”; the Subsidiary Grantors and the Company are referred to collectively herein as the “Grantors”) and WILMINGTON TRUST COMPANY, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).
          A. Reference is made to (i) the Credit Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the lenders named therein (the “Lenders”), and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, (ii) the Indenture dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the guarantors party thereto, Wilmington Trust Company, as trustee (in such capacity, the “Trustee”) and (iii) the Intercreditor Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among the Company, the other grantors party thereto, the Administrative Agent, the Trustee and the Collateral Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Indenture, the Intercreditor Agreement or the Security Agreement, as applicable.
          C. The Grantors have entered into the Security Agreement in order to induce the Secured Parties to enter into and extend credit under the Finance Documents. Section 5.16 of the Security Agreement provides that additional Subsidiaries of the Company may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Finance Documents.
          Accordingly, the Collateral Agent and the New Grantor agree as follows:
          SECTION 1. In accordance with Section 5.16 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New

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Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic means shall be as effective as delivery of a manually signed counterpart of this Supplement.
          SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.
          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Security Agreement. All

A-3

communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.
          SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.
          IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],
by:
Name:
Title:

WILMINGTON TRUST COMPANY, as Collateral Agent
by:
Name:
Title:

Schedule I to
Supplement No. [•] to the
Security Agreement
LOCATION OF COLLATERAL

Description	Location

JURISDICTION OF FORMATION

Schedule II to
Supplement No. [•] to the
Security Agreement
Pledged Securities of the New Subsidiary
CAPITAL STOCK

			Number and	Percentage
	Number of	Registered	Class of	of Equity
Issuer	Certificate	Owner	Equity Interests	Interests

DEBT SECURITIES

Principal
Issuer	Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

Exhibit B to
Security Agreement
FORM OF PERFECTION CERTIFICATE
     Reference is made to (i) the Credit Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alion Science and Technology Corporation, a Delaware corporation (the “Company”), the lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”), (ii) the Indenture dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the Guarantors party thereto and Wilmington Trust Company, as trustee (in such capacity, the “Trustee”), and (iii) the Security Agreement dated as of March 22, 2010 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Company, the Subsidiary Grantors party thereto and Wilmington Trust Company, as collateral agent (in such capacity, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement, the Indenture or the Security Agreement, as applicable, with the Credit Agreement controlling in the event of discrepancies.
     The undersigned, each a Responsible Officer of the Company, hereby certify to the Administrative Agent, the Trustee, the Collateral Agent and each other Secured Party as follows:
1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:

Exact Legal Name of Each Grantor

(b) Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years

(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.
(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used

(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor	Organizational Identification Number

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

Grantor	Federal Taxpayer Identification Number

2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

(c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations not identified in paragraph (a), (b) or (c) above where such Grantor maintains any material Equipment or other material Collateral:

Grantor	Mailing Address	County	State

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f) Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property and, with respect to any owned real property, the fair market value apportioned to each site:

Owned/Leased	Grantor	Address

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Person and Mailing Address	County	State

3. Unusual Transactions. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.
4. File Search Reports. To the undersigned’s knowledge, file search reports have been obtained by the Administrative Agent or the Collateral Agent, as applicable, from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and based solely on copies of such file search reports provided to the undersigned by the Administrative Agent or the Collateral Agent, as applicable, such search reports reflect no liens against any of the Collateral other than those permitted under the Finance Documents (as defined in the Security Agreement).
5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared by the Administrative Agent for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.
6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made by the Collateral Agent or the Administrative Agent, as applicable.
7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7A is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of the Company and each Subsidiary and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Attached hereto as Schedule 7B is each equity investment of each Grantor that represents 50% or less of the equity of the entity in which such investment was made.
8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness in excess of $200,000 held by each Grantor that are required to be pledged under the Security Agreement, including all intercompany notes between Company and each Subsidiary Grantor.
9. Deposit Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.
10. Assignment of Claims Act. Attached hereto as Schedule 10 is a true and correct list of all Government Contracts of each Grantor that as of the date hereof constitute Material Contracts, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.
11. Advances. Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by the Company to any Subsidiary Grantor or made by any Subsidiary Grantor to the Company or to any other Subsidiary Grantor (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the Security Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.
12. Mortgage Filings. Attached hereto as Schedule 12 is a schedule setting forth, with respect to each mortgaged property of a Grantor, (a) the exact name of the person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.
13. Intellectual Property. Attached hereto as Schedule 13A is a schedule setting forth all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner, the registration number, the renewal date of any Trademark and the expiration date of any Patent, Patent License or Trademark License. Attached hereto as Schedule 13B is a schedule setting forth all of each Grantor’s Copyrights and Copyright Licenses, including the name of the registered owner and the registration number.

14. Commercial Tort Claims. Attached hereto as Schedule 14 is a true and correct list of commercial tort claims in excess of $500,000 held by any Grantor, including a brief description thereof.

          IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 22nd day of March, 2010.

ALION SCIENCE AND TECHNOLOGY CORPORATION
by
Name:
Title:

by
Name:
Title: